UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23509

Hamilton Lane Private Assets Fund

(Exact name of registrant as specified in charter)

One Presidential Boulevard, 4th Floor

Bala Cynwyd, Pennsylvania 19004

(Address of principal executive offices) (Zip code)

Frederick W. Shaw

Hamilton Lane Advisors, L.L.C.

One Presidential Boulevard, 4th Floor

Bala Cynwyd, Pennsylvania 19004

(Name and address of agent for service)

registrant's telephone number, including area code: (610) 617-5724

Date of fiscal year end: March 31

Date of reporting period: March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) The Report to Shareholders is attached herewith.

Hamilton Lane Private Assets Fund

Financial Statements

For the Period January 4, 2021 (commencement of operations)
through March 31, 2021

Hamilton Lane Private Assets Fund

Table of Contents
For the Period January 4, 2021* through March 31, 2021

Report of Independent Registered Public Accounting Firm	2
Consolidated Schedule of Investments	3-6
Consolidated Statement of Assets and Liabilities	7
Consolidated Statement of Operations	8
Consolidated Statements of Changes in Net Assets	9
Consolidated Statement of Cash Flows	10
Consolidated Financial Highlights	11-12
Consolidated Notes to Financial Statements	13-24
Supplemental Data (Unaudited)	25-27
Privacy Policy	28-29

*	Commencement of Operations

Cohen & Co

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Hamilton Lane Private Assets Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Hamilton Lane Private Assets Fund (the "Fund") as of March 31, 2021, the related consolidated statements of operations, changes in net assets and cash flows for the period January 4, 2021 (commencement of operations) through March 31, 2021, including the related notes, and the consolidated financial highlights for the period January 4, 2021 (commencement of operations) through March 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations, the changes in net assets, its cash flows and the financial highlights for the period January 4, 2021 (commencement of operations) through March 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian, private investment counterparties, and brokers; when replies were not received from private investment counterparties, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund's auditor since 2020.

Cohen & Company, Ltd.

COHEN & COMPANY, LTD.
Chicago, Illinois
June 1, 2021

COHEN & COMPANY, LTD.
800.229.1099 | 866.818.4538 FAX | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Hamilton Lane Private Assets Fund

Consolidated Schedule of Investments
As of March 31, 2021

Investments — 72.75%†	Interest	Maturity Date	Investment Type	Acquisition Date	Cost	Fair Value
Direct Investments — 43.46%^
Direct Credit — 12.41%
North America — 12.41%
Consumer Discretionary — 3.37%
LHS Borrower, LLC.[1,2] (Principal amount $5,523,182)	Cash 6.75% + LIBOR (1% Floor)[3]	9/30/2025	Senior Debt	9/30/2020	$5,408,085	$5,415,852	#

Diversified Financials — 2.97%
AMLRS Holdings, Inc.[1,2] (Principal amount $4,872,380)	Cash 6.25% + LIBOR (1% Floor)[3]	9/21/2026	Senior Debt	9/21/2020	4,786,931	4,783,664	#

Electrical Equipment — 0.37%
Inventus Power[1] (Principal amount $600,000)	Cash 7.25% + LIBOR (1% Floor)[3]	9/29/2024	Senior Debt	3/31/2021	588,009	588,028	#

Health Care — 0.41%
Teal Acquisition Co., Inc.[1,2] (Principal amount $648,780)	Cash 6.25% + LIBOR (1% Floor)[3]	9/22/2026	Senior Debt	9/21/2020	630,570	643,049	#

Insurance — 3.68%
Alliant Services, Inc.[1]	9.75%	12/8/2028	Preferred Equity	11/6/2020	5,918,079	5,917,060	#

Software and Services — 1.62%
PF Midco, Inc.[1]	Cash 9.75% + LIBOR (1% Floor)[3]	Perpetual	Preferred Equity	11/17/2020	1,291,583	1,328,910	#
Packers Software Intermediate Holdings, Inc.[1,2]	Cash 7.75% + LIBOR (1% Floor)[3]	11/12/2028	Preferred Equity	11/12/2020	1,277,600	1,276,832	#
Total Software and services						2,605,742
Total Direct Credit						19,953,395

	Investment Type
Direct Equity — 31.05%
North America — 17.74%
Consumer Discretionary — 8.1%
CL DAL Opportunities Feeder, L.P.*[1,7]	Limited Partnership Interest	9/16/2020	4,783,887	7,031,665
RC V RW Investor-B, LLC*[1,7]	Limited Partnership Interest	10/12/2020	6,000,966	6,000,966	#
Total Consumer Discretionary				13,032,631

Diversified Financials — .88%
AMLRS Equity Investors, L.P.*[1,7]	Limited Partnership Interest	9/21/2020	1,413,356	1,411,765	#

Health Care — 4.63%
NEA BH SPV II, L.P.*[1,7]	Limited Partnership Interest	9/2/2020	5,011,770	5,226,504	#
Teal Parent Holdings, L.P.*[1,7]	Limited Partnership Interest	9/21/2020	32,520	35,524	#

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund

Consolidated Schedule of Investments
As of March 31, 2021 (Continued)

Investments — 72.75%†	Investment Type	Acquisition Date	Cost	Fair Value
Direct Investments (Continued)
Direct Equity (Continued)
North America (Continued)
Health Care (Continued)
TVG-Hero Holdings II, L.P.*[1,2,7]	Limited Partnership Interest	10/8/2020	$2,175,664	$2,175,664	#
Total Health Care				7,437,692

Industrial Services — 3.73%
KAWP Holdings, L.P.*[1,7]	Limited Partnership Interest	12/14/2020	6,000,000	6,000,000	#

Software and Services — 0.41%
Project Brewer*[1,7]	Limited Partnership Interest	11/12/2020	653,354	652,142	#
Total North America				28,534,230

United Kingdom — 13.3%
Health Care — 3.67%
Panacea Co-Investment, L.P.*[1,4,7]	Limited Partnership Interest	12/16/2020	6,167,427	5,896,221	#

Insurance — 3.9%
Chance Co-Investment, L.P.*[1,4,7]	Limited Partnership Interest	12/16/2020	6,566,015	6,278,716	#

Software and Services — 5.73%
Bowmark Investment Partnership - J, L.P.*[1,4,7]	Limited Partnership Interest	10/15/2020	2,271,965	2,385,370	#
TPG Vardos CI, L.P.*[1,2,7]	Limited Partnership Interest	9/7/2020	6,009,308	6,835,114	#
Total Software and Services				9,220,484
Total United Kingdom				21,395,421
Total Direct Equity				49,929,652

Secondary Investments — 27.21%^
Secondary Equity — 1.02%
North America — 1.02%
Growth Equity — 1.02%
Madison Bay - HL, L.P.*[1,2,7]	Limited Partnership Interest	9/4/2020	1,018,497	1,633,345	#
Total Secondary Equity				1,633,345

Secondary Funds — 26.2%
North America — 26.2%
Corporate Finance/Buyout — 14.69%
Audax Private Equity Fund IV CF, L.P.*[1,2,7]	Limited Partnership Interest	12/14/2020	4,198,362	4,710,287
CLP Select Opportunities, L.P.*[1,2,7]	Limited Partnership Interest	12/9/2020	6,658,647	6,901,483
JZHL Secondary Fund L.P.*[1,2,5,7]	Limited Partnership Interest	12/1/2020	5,016,125	7,375,597
KPS Special Situations Fund IV, L.P.*[1,2,7]	Limited Partnership Interest	9/29/2020	2,560,170	3,155,073
Wind Point Partners VIII-B, L.P.*[1,2,7]	Limited Partnership Interest	3/31/2021	1,413,496	1,484,956
Total Corporate Finance/Buyout				23,627,395

Growth Equity — 11.5%
Everstone Capital Partners III, L.P.*[1,2,7]	Limited Partnership Interest	9/29/2020	3,499,566	5,920,614
L Catterton Growth IV L.P.*[1,2,7]	Limited Partnership Interest	3/30/2021	—	2,227,761
NewView Capital Special Opportunities Fund I, L.P.*[1,2,7]	Limited Partnership Interest	10/12/2020	7,815,257	10,350,113
Total Growth Equity				18,498,488
Total Secondary Funds				42,125,883

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund

Consolidated Schedule of Investments
As of March 31, 2021 (Continued)

Investments — 72.75%†			Number of Contracts	Cost	Fair Value
Purchased Options — 0.04%
Put Options
INR Indian Rupee Option			2,000,000	$83,000	$63,110
Exercise Price: $79.93, Notional Amount: $159,860,000, Expiration Date: 10/19/2022*

	Interest rate	Principal Value	Shares
Short Term Investments — 2.04%
Federated Treasury Obligations Fund – Institutional Class	0.01%[6]	N/A	1,683,128	1,683,128	1,683,128
UMB Money Market Fiduciary	0.01%[6]	1,600,000	N/A	1,600,000	1,600,000
Total Short Term Investments					3,283,128

Total Investments (Cost $102,533,338)					116,988,513
Other assets in excess of liabilities — 27.25%					43,825,965
Total Net Assets — 100%					$160,814,478

†

Direct Investments are private investments directly into the equity or debt of selected operating companies, often together with the company. Secondary Investments are portfolios of assets purchased on the secondary market.

^	Investments do not issue shares.

#

The Fair Value is estimated by management using significant unobservable inputs and as such may not necessarily reflect the current or expected future performance of such Direct Investment or Secondary Investment or the Fair Value of the Fund’s interest in such Direct Investment or Secondary Investment. Furthermore, the Fair Value has not been calculated, reviewed, verified or in any way approved by such Direct Investment or Secondary Investment or its general partner, manager or sponsor (including any of its affiliates). Please see notes to financial statements for further details regarding the valuation policy of the Fund.

*	Investment is non-income producing.

[1]	Restricted security.

[2]	Investment has been committed to but has not been fully funded by the Fund.

[3]	The interest rate on these loans is subject to the greater of a LIBOR floor or 1 month LIBOR plus a base rate. The 1 month LIBOR as of March 31, 2021 was 0.11113%.

[4]	Foreign security denominated in U.S. Dollars.

[5]	This security is custodied with Cayman entity.

[6]	The rate is the annualized seven-day yield at period end.

[7]	Investment does not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund

Consolidated Schedule of Investments
As of March 31, 2021 (Continued)

Summary of Investment Funds by Strategy (as a percentage of total investments)
Direct Investments
Direct Credit	12.41
Direct Equity	31.05
Total Direct Investments	43.46
Secondary Investments
Secondary Equity	1.02
Secondary Funds	26.20
Total Secondary Investments	27.22
Purchased Options Contracts	0.04
Short Term Investments	2.04
Total Investments	72.76
Other assets in excess of liabilities	27.25
Total Net Assets	100.00

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund

Consolidated Statement of Assets and Liabilities
March 31, 2021

Assets
Investments, at fair value (cost $102,450,338)	$116,925,403
Purchased options, at fair value (cost $83,000)	63,110
Cash	47,656,424
Receivable from Adviser	490,763
Direct credit interest receivable	118,803
Prepaid organizational costs	125,664
Prepaid expenses and other assets	8,400
Interest receivable	27,462
Total Assets	165,416,029

Liabilities
Incentive fees payable	2,135,667
Advanced partner contributions	1,600,000
Investment management fees payable	541,641
Organizational fees payable	103,690
Accounting and administration fees payable	40,986
Trustees’ fees payable	30,000
Custody fees payable	7,253
Transfer agent fees payable	4,613
Other accrued expenses	137,701
Total Liabilities	4,601,551

Commitments and contingencies (see Note 11)

Net Assets	$160,814,478

Composition of Net Assets:
Paid-in capital	$146,269,665
Total distributable earnings	14,544,813
Net Assets	$160,814,478

Net Assets Attributable to:
Class I Shares	$160,710,693
Class R Shares	103,785
$160,814,478

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized):
Class I Shares	15,484,525
Class R Shares	10,000
15,494,525

Net Asset Value per Share:
Class I Shares	$10.38
Class R Shares	$10.38

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund

Consolidated Statement of Operations
For the Period January 4, 2021* through March 31, 2021

Investment Income
Interest income	$479,268
Total Income	479,268

Expenses
Incentive fees	995,544
Investment management fees	541,641
Organizational fees	242,870
Professional fees	122,225
Accounting and administration fees	74,033
Offering costs	63,618
Trustees’ fees and expenses	30,000
CCO fees	15,060
Transfer Agency fees	10,131
Custodian fees	6,203
Other operating expenses	29,829
Total Expenses	2,131,154
Investment management fees waived	(325,096)
Net Expenses	1,806,058
Net Investment Loss	(1,326,790)

Realized and Unrealized Gain/(Loss) on Investments and Purchased Options
Net realized gain on investments	1,438,968
Net change in unrealized appreciation on investments	5,706,974
Net change in unrealized depreciation on purchased options	(2,299)
Net Realized and Unrealized Gain on Investments and Purchased Options	7,143,643

Net Increase in Net Assets Resulting from Operations	$5,816,853

*

The Fund commenced operations on January 4, 2021 following reorganization of Hamilton Lane Evergreen Private Fund LP which was effective as of close of business on December 31, 2020, see Note 1 in the accompanying notes to consolidated financial statements.

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund

Consolidated Statements of Changes in Net Assets

For the Period January 4, 2021* Through March 31, 2021
Change in Net Assets Resulting from Operations
Net investment loss	$(1,326,790)
Net realized gain on investments	1,438,968
Net change in unrealized appreciation/(depreciation) on investments	5,704,675
Net Change in Net Assets Resulting from Operations	5,816,853

Change in Net Assets Resulting from Capital Transactions
Class I
Capital contributions[1]	154,897,625
Total Class I Transactions	154,897,625

Net Change in Net Assets Resulting from Capital Transactions	154,897,625

Total Net Increase in Net Assets	160,714,478

Net Assets
Beginning of period	100,000
End of period	$160,814,478

Shareholder Activity
Class I Shares
Subscriptions	15,484,525
Net Change in Class I Shares Outstanding	15,484,525

[1]

Contributions include $137,227,624, which consists of assets of $138,823,251, net of assumed liabilities and performance allocation of $1,595,627, which were received in connection with the reorganization of the Hamilton Lane Evergreen Private Fund LP. See Note 1 in the accompanying notes to consolidated financial statements.

*

The Fund commenced operations on January 4, 2021 following reorganization of Hamilton Lane Evergreen Private Fund LP which was effective as of close of business on December 31, 2020, see Note 1 in the accompanying notes to consolidated financial statements.

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund

Consolidated Statement of Cash Flows
For the Period January 4, 2021* through March 31, 2021

Cash Flows From Operating Activities
Net increase in net assets from operations	$5,816,853
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments, including value of investments received via in-kind contribution	(3,915,876)
Purchases of short-term investments, net	(3,283,128)
Proceeds from investment distributions	4,284,913
Net realized gain on investments	(1,438,968)
Net change in unrealized appreciation/depreciation on investments	(5,706,974)
Net change in unrealized appreciation/depreciation on purchased options	2,299
(Increase)/Decrease in Assets:
Increase in prepaid organizational costs	(125,664)
Increase in prepaid expenses and other assets	(8,400)
Increase in interest receivable	(27,462)
Increase in receivable from Adviser	(490,763)
Increase in direct credit interest receivable	(118,803)
Increase/(Decrease) in Liabilities:
Increase in incentive fees payable	2,135,667
Increase in investment management fee payable	541,641
Increase in organizational fee payable	103,690
Increase in accounting and administration fees payable	40,986
Increase in transfer agent fees payable	30,000
Increase in custody fees payable	7,253
Increase in trustees’ fees	4,613
Increase in other accrued expenses	137,701
Net Cash Used in Operating Activities	(2,010,422)

Cash Flows from Financing Activities
Proceeds from capital contributions, net of change in capital contributions received in advance	49,566,846
Net Cash Provided by Financing Activities	49,566,846

Net change in Cash	47,556,424
Cash - Beginning of Period	100,000
Cash - End of Period	$47,656,424

Supplemental disclosure of non-cash activities
Value of investments received via in-kind contribution	$106,930,779

*

The Fund commenced operations on January 4, 2021 following reorganization of Hamilton Lane Evergreen Private Fund LP which was effective as of close of business on December 31, 2020, see Note 1 in the accompanying notes to consolidated financial statements.

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund

Consolidated Financial Highlights
Class I Shares

Per share operating performance.
For a capital share outstanding throughout the period.

For the Period January 4, 2021* through March 31, 2021
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$10.00
Activity from investment operations:
Net investment loss[1]	(0.09)
Net realized and unrealized gain/(loss) on investments and purchased options	0.47
Total from investment operations	0.38

Net Asset Value per share, end of period	$10.38

Net Assets, end of year (in thousands)	$160,711

Ratios to average shareholders’ equity:
Net investment loss[2,3]	(3.24)%

Gross expenses[4]	6.20%
Expense Recoupment/(Reimbursement)	(0.92)%
Net expenses[4]	5.28%

Total Return[5]	3.78%[6,7]

Portfolio turnover rate	0.00%[6]

[1]	Per share data is computed using the average shares method.

[2]	Net investment loss has been annualized, except for Organizational Fees and Syndication Costs which are one time expenses.

[3]

Net investment loss ratio is calculated excluding Incentive Fees. If Incentive Fees were included the ratio would have been lowered by 0.68% for the period ended March 31, 2021. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Partnership invests. Ratios do not include net investment income of the funds in which the Partnership invests.

[4]

Expense ratios have been annualized, except for Organizational Fees and Syndication Costs which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 0.68%. Expenses do not include expenses from underlying funds in which the Fund is invested.

[5]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[6]	Not annualized.

[7]

Includes adjustments in accordance with GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.

*

The Fund commenced operations on January 4, 2021 following reorganization of Hamilton Lane Evergreen Private Fund LP which was effective as of close of business on December 31, 2020, see Note 1 in the accompanying notes to consolidated financial statements.

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund

Consolidated Financial Highlights
Class R Shares

Per share operating performance.
For a capital share outstanding throughout the period.

For the Period January 4, 2021* through March 31, 2021
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$10.00
Activity from investment operations:
Net investment loss[1]	(0.09)
Net realized and unrealized gain/(loss) on investments and purchased options	0.47
Total from investment operations	0.38

Net Asset Value per share, end of period	$10.38

Net Assets, end of year (in thousands)	$104

Ratios to average shareholders’ equity:
Net investment loss[2,3]	(3.24)%

Gross expenses[4]	6.20%
Expense Recoupment/(Reimbursement)	(0.92)%
Net expenses[4]	5.28%

Total Return[5]	3.78%[6,7]

Portfolio turnover rate	0.00%[6]

[1]	Per share data is computed using the average shares method.

[2]	Net investment loss has been annualized, except for Organizational Fees and Syndication Costs which are one time expenses.

[3]

Net investment loss ratio is calculated excluding Incentive Fees. If Incentive Fees were included the ratio would have been lowered by 0.68% for the period ended March 31, 2021. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Partnership invests. Ratios do not include net investment income of the funds in which the Partnership invests.

[4]

Expense ratios have been annualized, except for Organizational Fees and Syndication Costs which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 0.68%. Expenses do not include expenses from underlying funds in which the Fund is invested.

[5]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[6]	Not annualized.

[7]

Includes adjustments in accordance with GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.

*

The Fund commenced operations on January 4, 2021 following reorganization of Hamilton Lane Evergreen Private Fund LP which was effective as of close of business on December 31, 2020, see Note 1 in the accompanying notes to consolidated financial statements.

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund

Consolidated Notes to Financial Statements
March 31, 2021

Note 1 – Organization

Hamilton Lane Private Assets Fund (the “Fund”) a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. Hamilton Lane Advisors, L.L.C. (the “Adviser”), a Pennsylvania limited liability company, serves as the investment advisor of the Fund. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Fund was organized as a Delaware trust on February 7, 2020 and commenced operations on January 4, 2021. Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), the Hamilton Lane Evergreen Private Fund LP (the “Predecessor Fund”), reorganized with and transferred substantially all its portfolio securities into the Fund. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund share the same investment adviser and portfolio managers. The proposed Plan of Reorganization was approved by the Fund’s Board of Trustees (the “Board”) on December 15, 2020. The tax-free reorganization was accomplished at close of business on December 31, 2020. The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Predecessor Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
Class I	$13,722,762	$137,227,624

The net unrealized appreciation of investments transferred was $8,750,500 as of the date of the acquisition, and the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Fund will (or may) include investments in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). The Fund’s investments will also include direct investments in the equity or debt of a company (collectively, “Direct Investments”). The Fund’s primary investment objective is to generate capital appreciation over the medium- and long-term through investments in private assets globally.

The Fund offers three separate classes of shares of beneficial interest (“Shares”) designated as Class R Shares, Class I Shares and Class D Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure. As of March 31, 2021, Class D Shares were not offered for sale.

The minimum initial investment in Class R Shares by an investor in the Fund is $50,000, the minimum initial investment in Class I Shares by an investor is $1,000,000 and the minimum initial investment in Class D Shares by an investor in the Fund is $50,000. However, the Fund, in its sole discretion, may accept investments below these minimums.

The Fund is not a liquid investment. No Shareholder will have the right to require the Fund to redeem its Shares. The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders.

The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly beginning on June 30, 2021 and thereafter quarterly on or about each December 31, March 31, June 30 and September 30.

(a) Consolidation of Subsidiaries

The Fund may make investments through wholly-owned subsidiaries (“Subsidiaries”). Such Subsidiaries will not be registered under the Investment Company Act. However, the Fund will wholly own and control any Subsidiaries. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole member or shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies. Each investment adviser to any such foreign subsidiary will comply with Section 15 of the Investment Company Act with respect to advisory contract approval, including that (i) material amendments to any such subsidiary’s advisory contract must be approved by the Fund’s shareholders or the Fund’s Board of Trustees in the manner and to the extent that the Fund’s advisory agreement must be approved by the Fund’s shareholders or the Fund’s Board of Trustees; and (ii) the Fund’s shareholders will have the ability to vote to terminate the subsidiary’s advisory agreements to the extent that they can vote to terminate the Fund’s advisory agreement.

Hamilton Lane Private Assets Fund

Consolidated Notes to Financial Statements
March 31, 2021 (Continued)

Note 1 – Organization (continued)

As of March 31, 2021, there are two active Subsidiaries, the PAF JZ Blocker, formed under the laws of the Cayman Islands on September 17, 2020, and HL PAF Holdings, LLC, incorporated in Delaware on March 10, 2021. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiaries. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of March 31, 2021, total assets of the Fund were $165,416,029, of which $7,375,597, or approximately 4.5%, was held in the PAF JZ Blocker.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Basis of Accounting

The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC 946”). U.S. GAAP for an investment company requires investments to be recorded at their estimated fair value.

(b) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(c) Cash and Cash Equivalents

Cash, represents cash deposits held at financial institutions. Cash is held at major financial institutions and are subject to credit risk to the extent those balances exceed applicable FDIC or SIPC limitations.

(d) Options purchased

When an option is purchased, an amount equal to the premium paid is recorded as an investment and is subsequently adjusted to the current fair value of the option purchased. Premiums paid for the purchase of options which expire unexercised are treated by the Fund on the expiration date as realized losses. If a purchased put option is exercised, the premium is subtracted from the proceeds of the sale of the underlying security or foreign currency in determining whether the Fund has realized a gain or loss. If a purchased call option is exercised, the premium increases the cost basis of the security or foreign currency purchased by the Fund. Options purchased on an exchange are standardized while options purchased over-the-counter (“OTC”) have counterparty risk associated with them.

(e) Concentration of Market, Credit and Industry Risks

The Fund’s portfolio investments are generally illiquid, non-publicly traded securities and are realized as distributions from portfolio investments are made and when portfolio investments are disposed of. These portfolio investments are subject to various risk factors including market, credit and industry risk. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest rates. Other risks affecting these portfolio investments include, but are not limited to, increasing competition, rapid changes in technology and changes in economic conditions. Additionally, certain portfolio investments are denominated in foreign currencies that may be negatively affected by movements in the rate of exchange between the U.S. dollar and such foreign currencies. These risk factors could have a material effect on the ultimate realizable value of the Fund’s portfolio investments.

(f) Fair Value of Financial Instruments

The fair value of the Fund’s assets which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities. The Fund values its investments in investment funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”).

Hamilton Lane Private Assets Fund

Consolidated Notes to Financial Statements
March 31, 2021 (Continued)

Note 2 – Accounting Policies (continued)

The Fund’s direct investments are also in private equity credit and equity-related investments that are generally not publicly traded, and thus, market quotations are not available to be used for valuation purposes. Therefore, the Adviser is required to value these direct investments at estimated fair values, using present value and other subjective valuation techniques. These may include references to market multiples, valuations for comparable companies, public market or private transactions, subsequent developments concerning the companies to which the securities relate, results of operations, financial condition, cash flows, and projections of such companies provided to the Adviser and such other factors as the Adviser may deem relevant. Depending on the circumstances, company multiples will not always be comparable due to the size of the related companies or associated transactions being used as comparable data in valuation.

The Adviser utilizes a valuation committee, consisting of senior members of the management team, to review and approve the valuation results related to the investments. The Adviser also utilizes independent valuation firms to provide third-party valuation consulting services for direct credit and direct equity investments.

For portfolio investments that are publicly traded and for which market quotations are available, valuations are generally based on the closing sales prices, or an average of the closing bid and ask prices, as of the valuation date.

(g) Investment Transactions and Related Income

The Fund’s primary sources of income are investment income and gains recognized upon distributions from portfolio investments and unrealized appreciation in the fair value of its portfolio investments. The Fund generally recognizes investment income and realized gains based on the characterization of distributions provided by the administrator/investment manager of the portfolio investment at the time of distributions.

Realized gains and losses from the sale of portfolio investments represent the difference between the original cost of the portfolio investments, as adjusted for return of capital distributions (net cost), and the net proceeds received at the time of the sale, disposition or distribution date. The Fund records realized gains and losses on portfolio investments when securities are sold, distributed to the partners or written-off as worthless. The Fund recognizes the difference between the net cost and the estimated fair value of portfolio investments owned as the net change in unrealized appreciation / (depreciation) on investments in the Consolidated Statement of Operations.

Interest income, including amortization of premium or discount using the effective interest method and interest on paid-in-kind instruments, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date or the date the Fund becomes aware of the dividend. Other income from portfolio investments, which represents operating income from investment partnerships or other flow through entities received by the Fund, is recorded on the date received.

(h) Foreign Currency

The values of portfolio investments denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Capital contributions to the portfolio investments and distributions received from the portfolio investments are translated into U.S. dollar amounts on the respective dates of each such transaction. The Fund does not isolate the effects of changes in foreign currency rates on the valuation of these portfolio investments. Such fluctuations in exchange rates are included with and form part of the net realized and unrealized gain (loss) from investments.

(i) Income Taxes

The Fund elects to be treated as, and qualifies as, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required for the Fund.

In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, Accounting for Uncertainty in Income Taxes. FASB ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. There were no material uncertain tax positions requiring recognition in the Fund’s financial statements as of March 31, 2021.

The Fund utilizes a tax-year end of September 30 and the Fund’s income and federal excise tax returns and all financial records supporting returns will be subject to examination by the federal and Delaware revenue authorities.

Hamilton Lane Private Assets Fund

Consolidated Notes to Financial Statements
March 31, 2021 (Continued)

Note 2 – Accounting Policies (continued)

Management has analyzed the Fund’s tax positions for the open tax year and has concluded that as of March 31, 2021, no provision for income taxes is required in the financial statements. Therefore, no additional tax expense, including any interest and penalties, was recorded in the current year and no adjustments were made to prior periods. To the extent the Fund recognizes interest and penalties, they are included in interest expense and other expenses, respectively, in the Statement of Operations.

Note 3 – Investment Transactions

For the period January 4, 2021 through March 31, 2021, purchases and sales of investments, excluding short-term investments, were $101,965,874 and $0, respectively. The $101,965,874 of purchases is inclusive of investments in the amount of $99,870,618 contributed in-kind to the Fund in connection with the reorganization of the Predecessor Fund.

Note 4 – Portfolio Valuation

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level I: Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level I include listed equities.

Level II: Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level II include corporate bonds and loans, and less liquid and restricted equity securities. This category also includes interests in special purpose vehicles whose fair value is predominantly attributable to investments in Level I type securities.

Level III: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level III include equity and/or debt securities issued by private entities and investments in private equity partnerships.

The Fund has established valuation processes and procedures to ensure that the valuation techniques are fair and consistent, and valuation inputs are supportable. The Fund has designated a Valuation Committee (the “Committee”) comprised of employees of the Adviser to oversee the entire valuation process of the Fund’s investments. The Committee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Committee meets on a monthly basis. The Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Committee has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Committee will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

Hamilton Lane Private Assets Fund

Consolidated Notes to Financial Statements
March 31, 2021 (Continued)

Note 4 – Portfolio Valuation (continued)

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Fund’s management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2021, in valuing the Fund’s assets and liabilities carried at fair value:

Assets	Level I	Level II	Level III	Total
Investments
Direct Credit	$—	$—	$19,953,395	$19,953,395
Direct Equity	—	—	42,897,987	42,897,987
Secondary Equity	—	—	1,633,345	1,633,345
Purchased Options	—	63,110	—	63,110
Short Term Investments	3,283,128	—	—	3,283,128
Total Investments	$3,283,128	$63,110	$64,484,727	$67,830,965

In accordance with Accounting Standards Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) certain Direct Equity and Secondary Fund investments fair valued using net asset value (or its equivalent) as a practical expedient are not included in the fair value hierarchy. As such, investments in securities with a fair value of $49,157,548 are excluded from the fair value hierarchy as of March 31, 2021.

The following is a reconciliation of assets in which significant unobservable inputs (Level III) were used in determining value:

	Direct Credit		Direct Equity		Secondary Equity
Balance as of January 4, 2021	$—		$—		$—
Transfers into Level III	—		—		—
Transfers out of Level III	—		—		—
Total gains or losses for the period
Included in earnings (or changes in net assets)	30,538		595,640		614,848
Purchases	19,922,857	*	42,302,347	*	1,018,497	*
Balance as of March 31, 2021	$19,953,395		$42,897,987		$1,633,345

Change in unrealized gains or losses for the period included in earnings (or changes in partners’ capital) for Level III assets held at the end of the reporting period	$30,538		$595,640		$614,848

*	Purchases include in-kind contributions of $18,106,323, $42,592,113 and $1,598,640 for Direct Credit, Direct Equity and Secondary Equity, respectively.

Hamilton Lane Private Assets Fund

Consolidated Notes to Financial Statements
March 31, 2021 (Continued)

Note 4 – Portfolio Valuation (continued)

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level III as of March 31, 2021:

Asset Class	Fair Value at March 31, 2021	Valuation Technique(s)	Unobservable Input(1)	Range of Input	Weighted Average of Input	Impact to Valuation from an Increase in Input(2)
Direct Credit	$19,310,346	Recent Transaction	Recent transaction price	N/A	N/A	N/A
Direct Credit	643,049	Income Approach - Discounted Cash Flow Method	Discount Rate	7.147% - 7.803%	7.475%	Decrease
Direct Equity	30,800,845	Recent Transaction	Recent transaction price	N/A	N/A	N/A
Direct Equity	35,524	Market Approach - Guideline Public Company Method	LTM EBITDA Multiple	12.25x	N/A	Increase
Direct Equity	5,226,504	Market Approach - Guideline Public Company Method	LTM Revenue Multiple	3.25x	N/A	Increase
Direct Equity	6,835,114	Market Approach - Guideline Public Company Method	LTM EBITDA Multiple	20.5x	N/A	Increase
Secondary Equity	1,633,345	Market Approach - Guideline Public Company Method	LTM Revenue Multiple	6.00x	N/A	Increase
		Market Approach - Guideline Public Company Method	NFY Revenue Multiple	5.75x	N/A	Increase
		Option Pricing Model	Volatility	50%	N/A	Increase

(1)

The Advisor considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type, cost and recent purchases or sales of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

(2)	This column represents the directional change in the fair value of the Level III investments that would result from an increase/decrease to the corresponding unobservable input.

(3)	Inputs shown do not represent a range but rather two distinct inputs, thus since there is no range a weighted average calculation would not apply.

Note 5 – Federal Income Taxes

At March 31, 2021, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$102,555,878
Gross unrealized appreciation	15,019,524
Gross unrealized depreciation	(586,889)
Net unrealized appreciation on investments	$14,432,635

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Hamilton Lane Private Assets Fund

Consolidated Notes to Financial Statements
March 31, 2021 (Continued)

Note 5 – Federal Income Taxes (continued)

GAAP requires that certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2021, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings (Loss)
$ 22,540	$(22,540)

Note 6 – Investment Management Fees and Allocations

The Fund pays the Adviser an investment management fee (the “Investment Management Fee”) in consideration of the Advisory and other services provided by the Adviser to the Fund. The Fund pays the Adviser a quarterly Investment Management Fee equal to 1.50% on an annualized basis of the Fund’s average daily Managed Assets during such period. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The Investment Management Fee is paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

In addition, the Adviser (or, to the extent permitted by applicable law, an affiliate of the Adviser) will be entitled to receive an Incentive Fee, that is accrued monthly and payable upon the Fund’s exit from an investment in each Direct Investment, Secondary Investment, Listed PE Investment and Opportunistic Investment (each, an “Applicable Investment”).

The Incentive Fee shall be calculated in respect of each Applicable Investment (i.e., on a deal-by-deal basis), whether or not such investments are made through any intermediate vehicle.

The Incentive Fee in respect of each Applicable Investment shall be calculated as follows:

(i) First, 100% of all proceeds (including both cash and non-cash proceeds) from such Applicable Investment received by the Fund (“Relevant Proceeds”) shall be retained by the Fund until it has received Relevant Proceeds equal to:

(a)	the acquisition cost of such Applicable Investment; plus

(b)

an amount equal to the Preferred Return Rate, compounded annually, on the amounts originally invested by the Fund in such Applicable Investment, calculated from the time (or times) the Fund contributed capital in respect of such Applicable Investment until the Fund received Relevant Proceeds in respect of such Applicable Investment equal to this paragraph (i), taking into account the timing of the relevant cash flows;

(ii) Second, the Adviser will be entitled to amounts equal to 100% of further Relevant Proceeds received by the Fund with respect to such Applicable Investment until such time as the Adviser has received 12.50% multiplied by the sum of (x) the preferred return described in paragraph (i)(b) above and (y) the amounts distributed to the Adviser under this paragraph; and

(iii) Third, an additional amount equal to 12.50% multiplied by further Relevant Proceeds with respect to such Applicable Investment will be distributed to the Adviser and the remainder of further Relevant Proceeds with respect to such Applicable Investment shall be retained by the Fund.

For purposes of the foregoing, (A) the “ Preferred Return Rate” equals (x) 8% per annum in respect of any Direct Equity Investment, Secondary Investment, Opportunistic Investment or Listed PE Investment and (y) 6% per annum in respect of any Direct Credit Investment, (B) all amounts “retained” by the Fund shall be available for immediate use by the Fund for payment of expenses, reinvestment or any other valid Fund purpose, and need not be held by the Fund as cash or in any other form for any length of time, but rather the Fund is free to use such amounts in any manner, (C) a single Secondary Investment may be composed of a portfolio of underlying assets acquired in a single transaction or a series of related transactions as determined by the Adviser in its reasonable discretion, and assets acquired as part of a single secondary transaction may be treated as one or more separate Secondary Investments, and (D) the contributions to and distributions from an applicable investment will be based on the actual currency in which such amounts are made and will not reflect any hedging.

Hamilton Lane Private Assets Fund

Consolidated Notes to Financial Statements
March 31, 2021 (Continued)

Note 6 – Investment Management Fees and Allocations (continued)

No Incentive Fee will be payable in respect of any Investments of the Fund in primary fund investments, currency hedging transactions or cash equivalents.

The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, acquired fund fees and expenses, the Investment Management Fee and the Incentive Fee) do not exceed 1.45%, 0.75% and 1.00% of the average daily net assets of Class R Shares, Class I Shares and Class D Shares, respectively (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement also provides that, after the commencement of operations until the first anniversary of the commencement of operations, the Adviser agrees to waive fees payable to it by the Fund on assets held in cash or cash equivalents less the total amount of capital committed by the Fund and not yet drawn for investment. The Expense Limitation Agreement will have a term ending one-year from the date the Fund commences operations, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser.

For the period January 4, 2021 through March 31, 2021, the Adviser waived fees and expenses totaling $325,096. At March 31, 2021 the amount of these potentially recoverable expenses is $490,763 expiring on March 31, 2024.

Note 7 – Certain Risk Factors and Conflicts of Interest

Investors considering an investment in the Fund should be aware of potential risks. Prospective investors must rely upon their own examination of, and ability to understand, the nature of this investment, including the risks involved, in making a decision to invest in the Fund. There can be no assurance that the Fund will be able to achieve its investment objective or that investors will receive a return of their capital. In addition, there will be occasions when the Adviser or its affiliates may encounter potential conflicts of interest. By acquiring an interest in the Fund, each shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

The Fund will invest in highly illiquid, long-term investments. The Fund does not expect to be able to transfer its investments in, or to withdraw from, the Investment Funds or Direct Investments. In addition, the investments of the Investment Funds and Direct Investments generally will be investments for which no liquid market exists or will be subject to legal or other restrictions on transfer, and the Fund may be required to hold such investments until maturity or otherwise be restricted from disposing of such investments. Investment Funds or sponsors of Direct Investments in which the Fund invests may face reduced opportunities to exit and realize value from their investments in the event of a general market downturn or a specific market dislocation. As a consequence, an Underlying Fund or the Fund may not be able to sell its investments when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. Furthermore, under certain circumstances, distributions may be made by the Fund to Limited Partners in-kind and could consist of securities for which there is no readily available market.

In some cases, the Fund may dispose of its investments in one or more Investment Funds and Direct Investments in secondary transactions with third parties. Approval of the sponsors of Investment Funds and Direct Investments will generally be required to effect any such secondary sale and there can be no assurances that such approval will be given. Furthermore, due to the illiquid market for secondary transactions, there can be no assurance that any secondary sale will be successfully completed in the time the Adviser determines most appropriate for the Fund or that the price paid by a third party purchaser will reflect Hamilton Lane’s or the underlying fund sponsor’s valuation for such investment. Depending on the circumstances of the Underlying Fund, the price received by the Fund may represent a substantial discount relative to the valuation at which such investment is held or the amount of capital contributed to such investment. The Fund may be required to agree to retain certain liabilities relating to the Underlying Fund or Direct Investment even after it is sold.

Hamilton Lane Private Assets Fund

Consolidated Notes to Financial Statements
March 31, 2021 (Continued)

Note 7 – Certain Risk Factors and Conflicts of Interest (continued)

Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately held companies in which the Fund may invest. Many of the Fund’s investments are not exchange-traded, but are, instead, traded on a privately negotiated over-the-counter (“OTC) secondary market for institutional investors. The Board is responsible for the valuation of the Fund’s portfolio investments, and has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy to the Adviser. Valuations of Fund investments are disclosed quarterly in reports publicly filed with the SEC.

A high proportion of the Fund’s investments relative to its total investments are expected to be valued at fair value. Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to selected publicly-traded companies, discounted cash flow and other relevant factors. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, and they often reflect only periodic information received by the Adviser about such companies’ financial condition and/or business operations, which may be on a lagged basis and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Due to these various factors, the Fund’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, to the extent that such subsequently adjusted valuations adversely affect the Fund’s net asset value, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount.

Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

The Adviser provides investment advice to a variety of clients, including through other accounts and investment funds, and expects to have additional clients in the future. These other clients may have goals that are similar to or overlap with those of the Fund. As a result, the Adviser and its affiliates – including each of their respective directors, officers, partners and employees – may be subject to various conflicts of interest in their relationships and dealings with the Fund. By acquiring an interest in the Fund, each investor will be deemed to have acknowledged the existence of such actual and potential conflicts of interest and, to the extent permitted by applicable law, to have waived any claims with respect to the existence of any conflicts of interest.

Note 8 – Shareholder Servicing Plan

The Fund has adopted a Distribution and Service Plan with respect to Class R and Class D Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class R and Class D Shares. Under the Distribution and Service Plan, the Fund will be permitted to pay as compensation up to a maximum of 0.70% per year on Class R Shares and up to a maximum of 0.25% per year on Class D Shares on an annualized basis of the aggregate net assets of the Fund attributable to each class (the “Distribution and Servicing Fee”) to the Fund’s Distributor and/or other qualified recipients. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges. Class I Shares are not subject to the Distribution and Servicing Fee. As of March 31, 2021, no distribution and service fees have yet been charged.

Hamilton Lane Private Assets Fund

Consolidated Notes to Financial Statements
March 31, 2021 (Continued)

Note 9 – Risks Related to Pandemics and Other Diseases

Events such as health pandemics or outbreaks of disease may lead to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. For example, beginning in late 2019, China experienced an outbreak of a new and highly contagious form of coronavirus disease, “COVID-19”. In the ensuing months, COVID-19 spread to numerous countries and was declared a pandemic by the World Health Organization, prompting precautionary government-imposed closures and restrictions of certain travel and businesses in many countries. Given the novelty of COVID-19, it is extremely difficult to quantify the extent of its adverse impact on the global economy, in particular if it continues to spread globally. Health pandemics or outbreaks could result in a general economic decline in a given region, or globally, particularly if the outbreak persists for an extended period of time or spreads globally. This could have an adverse impact on Investment Funds and/or Direct Investments, or the Fund’s ability to source new investments or to realize its investments. Pandemics and similar events could also have an acute effect on individual issuers or related groups of issuers and could adversely affect securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to Investment Funds and/or Direct Investments or the Adviser’s operations or the operations of a sponsor of an Underlying Fund or Direct Investment. Additionally, the risks related to health pandemics or outbreaks of disease are heightened due to uncertainty as to whether such an event would qualify as a force majeure event. If a force majeure event is determined to have occurred, a counterparty to the Fund, an Underlying Fund and/or Direct Investments may be relieved of its obligations under certain contracts to which it is a party, or, if it has not, the Fund, Underlying Fund or Direct Investments, as the case may be, may be required to meet their contractual obligations, despite potential constraints on their operations and/or financial stability. Either outcome could adversely impact performance of the Investment Funds, Direct Investments and/or the Fund.

Note 10 – Other agreements

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator; UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for administrative and custodian services for the year ended March 31, 2021, are reported on the Consolidated Statement of Operations.

Note 11 – Commitments

As of March 31, 2021, the Fund has funded $95,243,028 or 81.2% of the $117,261,130 total commitments to private equity investments.

Note 12 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options during the period January 4, 2021 through March 31, 2021.

From time to time in its sole discretion, the Adviser may employ various hedging techniques in an attempt to reduce certain potential risks to which the Fund’s portfolio may be exposed. These hedging techniques may involve the use of derivative instruments, including swaps and other arrangements such as exchange-listed and over-the-counter put and call options, rate caps, floors and collars, and futures and forward contracts. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions.

A Portfolio Fund may utilize options contracts, futures contracts, and options on futures contracts. It also may use so-called “synthetic” options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Portfolio Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and, in such cases, a Portfolio Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Portfolio Fund also may include options on baskets of specific securities.

A Portfolio Fund may purchase call and put options on specific securities or currencies and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

Hamilton Lane Private Assets Fund

Consolidated Notes to Financial Statements
March 31, 2021 (Continued)

Note 12 – Derivatives and Hedging Disclosures (continued)

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. There was no realized gain/loss related to derivatives during the period January 4, 2021 through March 31, 2021. The fair values of derivative instruments as of March 31, 2021 by risk category are as follows:

	Asset Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value
Foreign exchange contracts (currency risk)	Purchased options, at value	$63,110
Total		$63,110

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options
Foreign exchange contracts (currency risk)	$(2,299)
Total	$(2,299)

The quarterly average volumes of derivative instruments as of March 31, 2021 are as follows:

Derivatives not designated as hedging instruments
Foreign exchange contracts (currency risk)	Purchased options	Notional value	$159,860,000

Note 13 – LIBOR Phaseout Risk

The United Kingdom’s Financial Conduct Authority, which regulates London Interbank Offered Rate (“LIBOR”), has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by the Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on any of the financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund.

Note 14 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Fund based on events which have not yet occurred. However, based on the Adviser’s experience, the Fund believes the risk of loss from these arrangements to be remote.

Note 15 – Significant Shareholder

As of March 31, 2021, the Fund has a Shareholder that holds 68% of the outstanding Shares of the Fund. A significant redemption by this shareholder could affect the Fund’s liquidity and the future viability of the Fund.

Hamilton Lane Private Assets Fund

Consolidated Notes to Financial Statements
March 31, 2021 (Continued)

Note 16 – Subsequent Events

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Board authorized the Fund to offer to repurchase Shares from Members in an amount up to approximately 5.00% of the net assets of the Fund (or approximately $6,876,000 as of January 31, 2021), with a June 30, 2021 valuation date. Members that desired to tender Shares for repurchase were required to do so by April 26, 2021. There were no tender requests received for either the Class R shares or Class I Shares.

Effective April 1, 2021, there were subscriptions to the Fund in the amount of $150,000 for Class R and $5,050,000 for Class I.

Effective May 1, 2021, there were subscriptions to the Fund in the amount of $100,000 for Class R and $11,945,000 for Class I.

As of April 29, 2021 the Fund secured a committed, secured line of credit (the “Facility”) with Investec Bank PLC. The Facility has the following terms: (a) an Arrangement fee of $420,000 constituting one hundred twenty (120) basis points (1.20%) of the aggregate Commitment in effect on the Closing Date, (b) an Administrative Agency Fee of $50,000 per annum, (c) an Extension Fee an amount equal to fifty (50) basis points (0.50%) of the aggregate Commitment then in effect, and (d) a commitment amount of $35,000,000.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s consolidated financial statements.

Hamilton Lane Private Assets Fund

Supplemental Data
March 31, 2021 (Unaudited)

The identity of the Trustees and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. Each Trustee who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act (an “Interested Trustee”), is indicated by an asterisk. The business address of each person listed below is c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212. The Fund’s Statement of Additional Information includes additional information about the membership of the Board.

INDEPENDENT TRUSTEES
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS** HELD BY TRUSTEE
Thomas J. Allingham II Birth Year: 1953 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired. Partner, Skadden, Arps, Slate, Meagher & Flom LLP (1983 – 2016)	1	Hamilton Lane Alliance Holdings I, Inc. (since 2021)
Holly Flanagan Birth Year: 1971 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Managing Director of Gabriel Investments (since 2013)	1	Hamilton Lane Alliance Holdings I, Inc. (since 2021); FS Credit Income Fund (since 2017);and FS Multi-Alternative Income Fund (since 2018)
Jeff Ladouceur Birth Year: 1970 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Director of SEI Investments (since 2010)	1	N/A

*	Each Trustee serves an indefinite term, until his or her successor is elected.

**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

Hamilton Lane Private Assets Fund

Supplemental Data
March 31, 2021 (Unaudited) (Continued)

INTERESTED TRUSTEES AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER	OTHER DIRECTORSHIPS** HELD BY TRUSTEE OR OFFICER
Andrew Schardt Birth Year: 1978 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee and President	Since Inception	Managing Director and Global Head of Direct Credit at Hamilton Lane Advisors, L.L.C. (since 2008)	1	N/A
Frederick Shaw Birth Year: 1975 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Chief Risk Officer (since April 2020); Managing Director, Head of Risk, Compliance and Strategic Integrations (2019 – 2020); Managing Director, Global Chief Compliance and Anti-Money Laundering Officer (2017 – 2019); and Principal, Director of Compliance (2011 – 2017) at Hamilton Lane Advisors, L.L.C.	1	N/A
Elina Magid Birth Year: 1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Head of Fund Accounting at Hamilton Lane Advisors, L.L.C. (since 2017); Senior Manager at Deloitte & Touche LLP (2002 – 2017)	1	N/A
Adam B. Shane Birth Year: 1983 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception	Attorney at Hamilton Lane Advisors, L.L.C. (since 2014)	1	N/A

Hamilton Lane Private Assets Fund

Supplemental Data
March 31, 2021 (Unaudited) (Continued)

INTERESTED TRUSTEES AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER	OTHER DIRECTORSHIPS** HELD BY TRUSTEE OR OFFICER
Gerard Scarpati Birth Year: 1955 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception	Compliance Director at Vigilant Compliance, LLC (since 2010)	1	N/A

*	Each Trustee serves an indefinite term, until his or her successor is elected.

**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (844) 626-7246 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (844) 626-7246 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov. or without charge and upon request by calling the Fund at (877) 779-1999.

Hamilton Lane Private Assets Fund

Privacy Policy
March 31, 2021 (Unaudited)

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● Account balances

● Account transactions

● Transaction history

● Wire transfer instructions

● Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-779-1999

Hamilton Lane Private Assets Fund

Privacy Policy
March 31, 2021 (Unaudited) (Continued)

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

● Open an account

● Provide account information

● Give us your contact information

● Make a wire transfer

● Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● Sharing for affiliates’ everyday business purposes – information about your creditworthiness

● Affiliates from using your information to market to you

● Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include companies such as Hamilton Lane Advisors, LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund doesn’t jointly market.

Investment Adviser

Hamilton Lane Advisors, L.L.C.
One Presidential Boulevard, 4th Floor
Bala Cynwyd, Pennsylvania 19004
www.hamiltonlane.com

Custodian

UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Administrator, Transfer Agent, and Fund Accountant

UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor

UMB Distribution Services, LLC
235 W. Galena Street
Milwaukee, WI 53212-3949

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
151 N Franklin Street
Suite 575
Chicago, IL 60606

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for the fiscal year for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $72,000 for 2021.

Audit-Related Fees

(b) The aggregate fees billed for the fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2021.

Tax Fees

(c) The aggregate fees billed for the fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,000 for 2021.

All Other Fees

(d) The aggregate fees billed for the fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2021.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Exhibit B

Hamilton Lane Advisors, LLC PROXY

POLICY AND PROCEDURE

Effective June 2020

INTRODUCTION

Hamilton Lane Advisors, LLC (“Hamilton”) acts as either the advisor to a number of registered investment companies (the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, Hamilton has adopted the following policies and procedures to provide information on Hamilton’s proxy policy generally as well as on procedures for each of the Funds specifically (the “Proxy Policy and Procedure”). These policies and procedures apply only to Hamilton.

GENERAL GUIDELINES

Hamilton’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. Hamilton considers shareholders1 best economic interests over the long term (i.e. addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

Hamilton has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in Hamilton’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, taking into account all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, Hamilton typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, Hamilton may conduct research internally and/or use the resources of an independent research consultant. Hamilton may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

Hamilton acknowledges its responsibility to identify material conflicts of interest related to voting proxies. Hamilton’s employees are required to disclose to the Chief Compliance Officer any personal conflicts, such as officer or trustee positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with Hamilton, any affiliate or any person associated with Hamilton will be considered only to the extent that Hamilton has actual knowledge of such relationships. Hamilton then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and Hamilton’s interests or the interests of a person affiliated with Hamilton on the other, Hamilton will abstain from making a voting decision and will document the decision and reasoning for doing so.

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. Hamilton may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate Hamilton to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

Hamilton will not discuss with members of the public how they intend to vote on any particular proxy proposal.

[1]	Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

ISS PROXYEDGE

Hamilton has entered into a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to Hamilton’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps Hamilton’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors Hamilton’s incoming ballots, performs ballot-to-account reconciliations with Hamilton and its third party providers to help ensure that ISS is receiving all ballots for which Hamilton has voting rights.

ISS provides two options for how proxy ballots are executed:

1.	Implied Consent: ISS executes ballots on Hamilton’s behalf based on policy guidelines chosen at the time Hamilton entered into the relationship with ISS.

2.	Mandatory Signoff: ISS is not permitted to mark or process any ballot on Hamilton’s behalf without first receiving Hamilton’s specific voting instructions via ProxyExchange.

Hamilton has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” Hamilton has the option however to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, Hamilton will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking2 may apply, Hamilton has instructed ISS not to cast a vote on Hamilton’s behalf unless Hamilton provides specific instructions via ProxyExchange.

FUND-SPECIFIC POLICIES AND PROCEDURES

Hamilton Lane Private Assets Fund (“HLPAF”)

HLPAF is a “fund of funds” that invests primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). While it is unlikely that HLPAF will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that HLPAF does receive such notices or proxies and ICAF has voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by HLPAF lies with Hamilton as HLPAF’s advisor. Hamilton will vote such proxies in accordance with the proxy policies and procedures noted above.

HLPAF will be required to file Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N PX filing will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

[2]	Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to Vivaldi’s custodian banks. Vivaldi generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

All Other Funds

With the exception of the Hamilton Merger Arbitrage Fund, the Funds for which Hamilton is presently either an advisor are managed by multiple internal and external portfolio management teams. As is noted above, the policies and procedures outlined within this Proxy Policy and Procedure apply to those securities being held in that portion of the Funds’ portfolios managed by a Hamilton portfolio manager only.

Each Fund will be required to file Form N-PX annually, with its complete proxy voting record for the twelve months immediately prior to the Fund’s year-end, no later than sixty (60) days following the Fund’s year-end. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Biographies of certain of the Adviser investment professionals having day-to-day portfolio management responsibility to the Fund (the “Portfolio Managers”) are below:

Brian Gildea | Head of Investments

Brian is Head of Investments at Hamilton Lane where he is responsible for oversight and management of all of Hamilton Lane’s investment activities. In addition, Brian serves on the firm’s Investment Committee and Operating Committee. Brian has more than 20 years of private equity investment experience. Prior to joining Hamilton Lane in 2009, Brian was a General Partner at Bear Stearns Merchant Banking, and prior to that, at Freeman Spogli & Co. Brian began his career as a Financial Analyst in the Mergers & Acquisitions Group at Salomon Brothers Inc. Brian Gildea received a B.S. in Business Administration from Georgetown University.

Michael Ryan | Managing Director

Mike serves as Managing Director and Head of Evergreen Portfolios, focused on the development and management of Hamilton Lane’s open-ended private markets solutions. In his prior role, Mike headed the Research group where his work informed portfolio construction, risk assessment and product structure across Hamilton Lane’s portfolios. Prior to joining Hamilton Lane in 2008, Mike was a Principal at Capital Z Investment Partners, where managed private equity investments in alternative asset managers. Previously, Mike worked in the Technology Investment Banking and Real Estate Investment Banking groups at Merrill Lynch. Mike received a B.A. in Economics and Computer Science from Williams College.

Richard Hope | Managing Director & Head of EMEA

Richard is a Managing Director and Head of EMEA on Hamilton Lane’s Global Investment Team and member of the Investment Committee. Richard heads the firm’s London office and focuses on both direct equity and credit and secondary transactions. Richard represents Hamilton Lane on several fund advisory boards and is a regular conference speaker. Prior to joining Hamilton Lane in 2011, Richard worked as a Director with Alliance Trust Equity Partners, where he helped establish a private equity fund investment business together with making a number of direct investments. Previously, Richard worked in the UK at Noble Group, where he was responsible for making and managing venture and growth capital investments. Richard received a B.Com. from the University of Edinburgh.

Andrew Schardt | Managing Director

Drew is a Managing Director at Hamilton Lane and Global Head of Direct Credit. In this capacity, Drew leads our Direct Credit Team and investment activities, and serves as a member of the Investment Committee In this capacity, Drew is active in the sourcing, due diligence and execution of credit-related investments. Prior to joining Hamilton Lane in 2008, Drew focused on principal investing and advisory activities while at TCG Advisors, an Aerospace & Defense-focused merchant bank. Previously, Drew held positions with Holberg, Inc., a diversified private holding company, and he began his career in investment banking at Banc of America Securities. Drew received an M.B.A from Duke University’s Fuqua School of Business and a bachelor’s degree in Economics from Cornell University.

Thomas Kerr | Managing Director

Tom is a Managing Director and the Global Head of Secondaries at Hamilton Lane. He is responsible for direction and oversight of the firm’s Secondary Investment platform and is a member of the Investment Committee. In this capacity, Tom is active in secondary deal sourcing and execution. In addition, Tom is a member of the firm’s Portfolio Strategic Group, which is responsible for directing the firm’s strategic investment approach. Tom began his career at Hamilton Lane in 1999 and most recently was a member of the Fund Investment Team, where he was responsible for due diligence of primary fund investment opportunities. Prior to this, Tom was responsible for the coordination and management of the firm’s client relationship activities. Prior to joining Hamilton Lane, Tom spent two years at BISYS Plan Services, where he was responsible for the investment activities of institutional defined benefit plans. Tom received an M.B.A. from Saint Joseph’s University and a B.S. in Finance from Rider University.

Jacqueline Rantanen | Managing Director

Jackie is a Managing Director and the head of Hamilton Lane’s Product Management Group, where she has responsibility for the firm’s Specialized funds including secondaries, direct equity, direct credit, and multi-strategy. Jackie is also an Investment Committee member. Jackie began her career with Hamilton Lane on the Fund Investment Team, and she has held roles in Relationship Management, PR and Marketing. Prior to joining Hamilton Lane in 1997, Jackie was a Corporate Finance Analyst for Comcast Corporation. Previously, she was a member of the Chemical Division’s Financial Analysis Department for Sunoco, Inc. Jackie received an M.B.A. from Villanova University and a B.S. from Drexel University.

Mario Giannini | Chief Executive Officer

Mario is the Chief Executive Officer of Hamilton Lane and sits on the firm's Investment Committees. He is responsible for the firm's strategic direction and oversees the development of the firm's management structure and process. Mario also plays a significant role in providing client services to the firm's numerous clients and in marketing the firm's products and services. In addition, Mario serves on several advisory boards on behalf of Hamilton Lane and its clients, including Thomas H. Lee, TPG Partners and Providence Equity Partners.

Mario received a J.D. from Boston College, a Master of Laws degree from the University of Virginia, and a B.A. from California State University.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by the Portfolio Manager(s)

(As of March 31, 2021)

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Mario Giannini	Zero Accounts	38 pooled investment vehicles, investing $9,991,612,910	42 accounts, investing $9,890,858,604	Zero accounts	33 pooled investment vehicles, investing $9,330,000,691	4 accounts, investing $965,735,440
Brian Gildea	Zero accounts	38 pooled investment vehicles, investing $9,991,612,910	42 accounts, investing $9,890,858,604	Zero accounts	61 pooled investment vehicles, investing $16,169,139,325	8 accounts, investing $1,806,470,880
Michael Ryan	Zero accounts	Zero accounts	Zero accounts	Zero accounts	1 pooled investment vehicle. investing $600,000,000	Zero accounts
Richard Hope	Zero accounts	Zero accounts	Zero accounts	Zero accounts	27 pooled investment vehicles, investing $7,525,210,792	4 accounts, investing $965,735,440
Andrew Schardt	Zero accounts	Zero accounts	Zero accounts	Zero accounts	9 pooled investment vehicles, investing $1,804,789,899	Zero accounts
Thomas Kerr	Zero accounts	Zero accounts	Zero accounts	Zero accounts	33 pooled investment vehicles, investing $9,330,000,691	4 accounts, investing $965,735,440
Jacqueline Rantanen	Zero accounts	38 pooled investment vehicles, investing $9,991,612,910	42 accounts, investing $9,890,858,604	Zero accounts	1 pooled investment vehicles, investing $600,000,000	Zero accounts

(1)	As of March 31, 2021. Investing amounts are determined based upon accounts of currently investing capital overseen by the investment committees that the above referenced portfolio managers are a member of.

The figures noted above represent the current commitment amounts of discretionary accounts overseen by the various Hamilton Lane Investment Committees of which the above noted individuals are members. This does not include the value of accounts that are no longer making investments/not in their investment period.

Conflicts of Interest

The Portfolio Managers may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager

A competitive base salary and a performance-based bonus structure are in place for all team members. Portfolio Managers, analysts, and other associates are paid a competitive base salary and discretionary bonus based on their fiduciary investment responsibilities, performance of the individual, and performance of the firm. The discretionary bonus structure gives the Adviser the ability to remain competitive under current market conditions affecting compensation across the industry. The discretionary bonus may be payable in both cash and equity. In addition, certain employees of the Adviser also receive carried interest from certain of the Adviser’s clients.

(a)(4) Disclosure of Securities Ownership

Investment Committee Ownership of Securities in the Fund

Name of Investment Committee Member	Dollar Range of Securities Beneficially Owned by Investment Committee Team Member (As of March 31, 2021)
Mario Giannini	Over $1,000,000

(b)	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF THE SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Hamilton Lane Private Assets Fund

By (Signature and Title)*	/s/ Andrew Schardt
Andrew Schardt, Managing Director

Date	June 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Andrew Schardt
Andrew Schardt, Managing Director

Date	June 8, 2021

By (Signature and Title)*	/s/ Elina Magid
Elina Magid, Treasurer
(Principal Financial Officer)

Date	June 8, 2021

*	Print the name and title of each signing officer under his or her signature.